UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22795
                                                    -----------

              First Trust Intermediate Duration Preferred & Income
        ----------------------------------------------------------------
            Fund (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2016
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                                     FIRST TRUST
                                                           INTERMEDIATE DURATION
                                                              PREFERRED & INCOME
                                                                            FUND
                                                                           (FPF)

--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT

                                                              FOR THE YEAR ENDED
                                                                OCTOBER 31, 2016

STONEBRIDGE
ADVISORS LLC

                                                                     FIRST TRUST

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TABLE OF CONTENTS
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        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   4
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  13
Statement of Operations.....................................................  14
Statements of Changes in Net Assets.........................................  15
Statement of Cash Flows.....................................................  16
Financial Highlights........................................................  17
Notes to Financial Statements...............................................  18
Report of Independent Registered Public Accounting Firm.....................  24
Additional Information......................................................  25
Board of Trustees and Officers..............................................  30
Privacy Policy..............................................................  32

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO

                          OCTOBER 31, 2016 (UNAUDITED)


Dear Shareholders:

Thank you for your investment in First Trust Intermediate Duration Preferred & Income Fund.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was still in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
"AT A GLANCE"
OCTOBER 31, 2016 (UNAUDITED)

------------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                          FPF
Common Share Price                                                      $22.66
Common Share Net Asset Value ("NAV")                                    $24.03
Premium (Discount) to NAV                                                (5.70)%
Net Assets Applicable to Common Shares                          $1,459,928,727
Current Monthly Distribution per Common Share (1)                      $0.1625
Current Annualized Distribution per Common Share                       $1.9500
Current Distribution Rate on Closing Common Share Price (2)               8.61%
Current Distribution Rate on NAV (2)                                      8.11%
------------------------------------------------------------------------------


------------------------------------------------------------
      COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------
            NAV                  Common Share Price
10/15      21.95                       23.69
           21.88                       23.60
           21.58                       23.62
           21.58                       23.69
11/15      21.67                       23.73
           21.69                       23.50
           21.36                       23.33
           21.18                       23.31
           21.21                       23.39
12/15      21.27                       23.48
           21.42                       23.35
           21.29                       23.07
           21.75                       22.97
1/16       21.83                       23.01
           21.49                       22.52
           20.34                       21.58
           21.04                       22.07
2/16       21.51                       22.16
           21.54                       22.22
           21.68                       22.47
           22.04                       22.55
3/16       21.79                       22.58
           22.37                       22.49
           22.44                       22.53
           22.40                       22.69
           22.53                       22.91
4/16       23.02                       22.95
           22.80                       22.81
           22.99                       22.90
           22.89                       23.06
5/16       23.10                       23.20
           23.03                       23.09
           23.05                       23.08
           23.26                       23.03
6/16       23.03                       22.94
           23.45                       23.01
           23.51                       23.05
           23.48                       23.32
           23.67                       23.53
7/16       23.61                       23.71
           23.51                       23.66
           23.51                       23.79
           23.51                       23.90
8/16       23.35                       24.02
           23.42                       23.95
           23.14                       23.96
           22.93                       23.75
           23.27                       23.97
9/17       23.34                       23.89
           22.92                       23.84
           22.53                       23.76
           22.96                       23.98
           22.76                       24.01
10/16      22.66                       24.02


-----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
                                                                                          Average Annual Total Returns
                                                                          1 Year Ended         Inception (5/23/13)
                                                                            10/31/16               to 10/31/16
FUND PERFORMANCE (3)
NAV                                                                          10.68%                   9.02%
Market Value                                                                 12.65%                   5.77%

INDEX PERFORMANCE
BofA Merrill Lynch Fixed Rate
   Preferred Securities Index                                                7.23%                    3.70%
BofA Merrill Lynch U.S. Capital
   Securities Index                                                          7.30%                    3.09%
Blended Index(4)                                                             7.28%                    3.41%
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(1) Most recent distribution paid or declared through 10/31/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/16. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The Blended Index consists of the following: BofA Merrill Lynch Fixed Rate Preferred Securities Index (50%) and BofA Merrill Lynch U.S. Capital Securities Index (50%). The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund's Portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
"AT A GLANCE" (CONTINUED)
OCTOBER 31, 2016 (UNAUDITED)

------------------------------------------------------------
                                                 % OF TOTAL
INDUSTRY CLASSIFICATION                          INVESTMENTS
------------------------------------------------------------
Banks                                               43.9%
Insurance                                           26.8
Electric Utilities                                   5.3
Food Products                                        5.1
Capital Markets                                      4.7
Diversified Telecommunication Services               3.3
Consumer Finance                                     1.5
Oil, Gas & Consumable Fuels                          1.4
Energy Equipment & Services                          1.4
Diversified Financial Services                       1.4
Independent Power Producers and Renewable
   Electricity Producers                             1.1
Equity Real Estate Investment Trusts                 1.0
Metals & Mining                                      0.8
Multi-Utilities                                      0.7
Industrial Conglomerates                             0.5
Transportation Infrastructure                        0.5
Wireless Telecommunication Services                  0.4
Internet Software & Services                         0.2
------------------------------------------------------------
                                 Total             100.0%
                                                  ========

------------------------------------------------------------
                                                 % OF TOTAL
TOP 10 HOLDINGS                                  INVESTMENTS
------------------------------------------------------------
Aquarius + Investments PLC for Swiss
   Reinsurance Co., Ltd.                             2.1%
Enel SpA                                             2.0
Emera, Inc;, Series 16-A                             2.0
Cooperatieve Rabobank UA                             1.9
Credit Agricole S.A.                                 1.7
Banco Bilbao Vizcaya Argentaria S.A.                 1.7
American International Group, Inc.                   1.6
Farm Credit Bank of Texas, Series 1                  1.5
Dresdner Funding Trust I                             1.4
Koninklijke KPN N.V.                                 1.4
------------------------------------------------------------
                                 Total              17.3%
                                                  ========

------------------------------------------------------------
                                                 % OF TOTAL
CREDIT QUALITY (5)                               INVESTMENTS
------------------------------------------------------------
A                                                    0.6%
A-                                                   4.1
BBB+                                                12.3
BBB                                                 19.6
BBB-                                                20.3
BB+                                                 22.8
BB                                                   8.2
BB-                                                  4.0
B+                                                   1.3
B                                                    0.8
B-                                                   0.2
NR                                                   5.8
------------------------------------------------------------
                                 Total             100.0%
                                                  ========

(5) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    Not Rated.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                                  SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the sub-advisor to First Trust Intermediate Duration Preferred & Income Fund (the "Fund" or "FPF") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

               STONEBRIDGE ADVISORS LLC PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CHIEF INVESTMENT OFFICER
ROBERT WOLF - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER
DANIELLE SALTERS, CFA - PORTFOLIO MANAGER AND CREDIT ANALYST

                                   COMMENTARY
MARKET RECAP

The fiscal year ended October 31, 2016 was a period of solid returns for the preferred and hybrid markets. Risk assets were initially weak during the period in response to the Federal Reserve raising rates in December 2015 and the dramatic sell-off in commodities in the first part of 2016. However, risk assets recovered and performed well throughout the last three quarters of the period due to the extended low rate environment and continued quantitative easing around the globe. Positive performance in the preferred and hybrid markets was also driven by continued investor demand for high income producing securities coupled with a positive market technical factor resulting from limited new issue supply. The retail preferred market was pushed higher by inflows into the passive preferred ETFs, while institutional hybrids lagged retail until the last quarter of the period. For the fiscal year, the retail market earned 7.23% while the institutional market earned 7.30%, according to BofA Merrill Lynch Fixed Rate Preferred Securities Index (P0P1) and The BofA Merrill Lynch U.S. Capital Securities Index (C0CS), respectively.

PERFORMANCE ANALYSIS

The First Trust Intermediate Duration Preferred & Income Fund (the "Fund") produced a total return of 12.65% based on market price and 10.68% based on net asset value ("NAV") for the fiscal year ended October 31, 2016, outperforming the blended benchmark's (a 50/50 blend of P0P1 and The C0CS) return of 7.28%. This was achieved despite the Fund maintaining a conservative interest rate stance relative to the blended Benchmark. Throughout the year, the effective duration of the Fund excluding leverage was lower than the blended Benchmark while still keeping income comparable to peer funds.

The primary factor that contributed to the outperformance of the Fund relative to the blended benchmark was security selection. The Fund achieved superior security selection within most categories, including fixed-to-float and fixed-for-life structured securities, retail and institutional securities, short and long duration securities, investment grade (IG) and non-IG securities, and U.S. and non-U.S. securities. In general, long duration and fixed-for-life securities within the benchmark outperformed shorter duration and fixed-to-float securities. As a result, the Fund's strategy to maintain a shorter duration and overweight fixed-to-float securities compared to the blended benchmark, which is its principal method for managing duration, was a drag on relative performance from an allocation standpoint. However, the superior security selection within the shorter duration and fixed-to-float securities more than offset this detractor. Also, the Fund's relative performance suffered from its overweight in European securities, but security selection once again helped to offset this detractor. Although the aforementioned contributors were all meaningful, the largest factor that added to the relative outperformance was leverage, which added around 300 bps of performance to the Fund.

The Fund also employed a hedging strategy throughout the year in order to further manage its interest rate risk. This strategy consisted of an interest rate swap. The continuing low rate environment caused the hedge to detract about 65 bps from performance. Going forward, the Fund continues to believe it is prudent to maintain a conservative interest rate stance relative to the blended benchmark, particularly if it is able to do so while continuing to pay a healthy distribution to shareholders.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

MARKET AND FUND OUTLOOK

Recent economic data in the U.S. shows modest strength and low inflation while the rest of the world continues to show weak growth with markets supported by accommodative monetary policies. Although U.S. interest rates moved higher recently, they still remain low by historical standards. In this overall low rate environment, credit spreads generally remain fairly wide, supported by stable credit fundamentals within financials. Historically wide yield spreads of preferred and hybrid securities relative to both U.S. Treasuries and other credit spread products should drive positive performance in the asset class. Furthermore, we expect issuance in the preferred and hybrid market over the next year to be subdued relative to the first part of the fund's fiscal year, which should be a positive market technical factor in preferred and hybrid securities.

We will continue to actively manage the Fund to protect against the downside risks in the market while aiming to outperform in all market environments on a risk adjusted basis. With the potential for rate volatility, we believe it is prudent to maintain durations shorter than the blended benchmark, particularly if we can do so while paying dividends comparable to peer funds. We also continue to favor structures with good rate protection and high current yields. Despite our expectation that the Federal Reserve will soon raise interest rates, we believe that a slowly growing U.S. economy, stable-to-improving corporate credit, and limited supply of new preferred issuance continue to be supportive of the preferred and hybrid markets.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

                                                                           STATED       STATED
     SHARES                           DESCRIPTION                           RATE       MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
$25 PAR PREFERRED SECURITIES - 29.1%
                  Banks - 9.3%
         100,000  Banc Of California, Inc., Series E.................      7.00%         (a)       $    2,490,000
             692  Bank of America Corp., Series CC...................      6.20%         (a)               18,020
         104,314  Bank of America Corp., Series W....................      6.63%         (a)            2,849,076
         151,400  Bank of America Corp., Series Y....................      6.50%         (a)            4,071,146
         417,451  Citigroup Capital XIII (b) (c).....................      7.26%       10/30/40        10,857,900
         151,390  Citigroup, Inc., Series J (d)......................      7.13%         (a)            4,317,643
         500,000  Citigroup, Inc., Series K (c) (d)..................      6.88%         (a)           14,345,000
         512,413  Citigroup, Inc., Series S (c)......................      6.30%         (a)           13,584,069
          55,880  Fifth Third Bancorp, Series I (d)..................      6.63%         (a)            1,676,959
         168,761  FNB Corp. (c) (d)..................................      7.25%         (a)            5,027,390
         658,373  GMAC Capital Trust I, Series 2 (b) (c).............      6.67%       02/15/40        16,808,263
         115,157  ING Groep N.V......................................      6.20%         (a)            2,956,080
         100,000  JPMorgan Chase & Co., Series AA....................      6.10%         (a)            2,668,000
         215,000  JPMorgan Chase & Co., Series BB....................      6.15%         (a)            5,734,050
         237,305  KeyCorp, Series C (c) (d)..........................      8.63%         (a)            6,193,660
         198,230  MB Financial, Inc., Series A (c) (e)...............      8.00%         (a)            5,294,723
         691,300  People's United Financial, Inc., Series A (d)......      5.63%         (a)           18,042,930
         364,153  Royal Bank of Scotland Group PLC, Series S (c).....      6.60%         (a)            9,260,411
         101,431  Valley National Bancorp, Series A (c) (d)..........      6.25%         (a)            2,924,256
         100,000  Wells Fargo & Co., Series W........................      5.70%         (a)            2,575,000
         115,455  Wintrust Financial Corp., Series D (c) (d).........      6.50%         (a)            3,256,986
                                                                                                   --------------
                                                                                                      134,951,562
                                                                                                   --------------
                  Capital Markets - 4.3%
         150,000  Apollo Investment Corp. (c)........................      6.88%       07/15/43         3,954,000
         350,000  Charles Schwab Corp., Series D (c).................      5.95%         (a)            9,474,500
         193,200  Goldman Sachs Group, Inc., Series J (d)............      5.50%         (a)            5,036,724
         307,974  Morgan Stanley, Series E (c) (d)...................      7.13%         (a)            8,986,681
         501,249  Morgan Stanley, Series F (c) (d)...................      6.88%         (a)           14,566,296
         400,000  Morgan Stanley, Series I (c) (d)...................      6.38%         (a)           11,040,000
          40,000  State Street Corp., Series G (d)...................      5.35%         (a)            1,070,800
         333,400  Stifel Financial Corp., Series A (c)...............      6.25%         (a)            8,961,792
                                                                                                   --------------
                                                                                                       63,090,793
                                                                                                   --------------
                  Consumer Finance - 1.5%
         240,000  Capital One Financial Corp., Series B (c)..........      6.00%         (a)            6,194,400
         287,450  Capital One Financial Corp., Series C (c)..........      6.25%         (a)            7,634,672
         282,289  Capital One Financial Corp., Series D (c)..........      6.70%         (a)            7,929,498
                                                                                                   --------------
                                                                                                       21,758,570
                                                                                                   --------------
                  Diversified Financial Services - 0.7%
         391,656  KKR Financial Holdings LLC, Series A (c)...........      7.38%         (a)           10,179,139
                                                                                                   --------------
                  Diversified Telecommunication Services - 1.2%
         104,820  Qwest Corp.........................................      6.88%       10/01/54         2,704,356
         400,000  Qwest Corp. (c)....................................      6.63%       09/15/55        10,224,000
         133,868  Qwest Corp.........................................      7.00%       02/01/56         3,539,470
          56,497  Qwest Corp.........................................      6.50%       09/01/56         1,437,284
                                                                                                   --------------
                                                                                                       17,905,110
                                                                                                   --------------
                  Electric Utilities - 0.0%
           3,957  SCE Trust V, Series K (d)..........................      5.45%         (a)              111,587
                                                                                                   --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

                                                                           STATED       STATED
     SHARES                           DESCRIPTION                           RATE       MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
$25 PAR PREFERRED SECURITIES (Continued)
                  Equity Real Estate Investment Trusts - 1.4%
         300,000  American Homes 4 Rent, Series E (c)................      6.35%         (a)       $    7,854,000
          82,300  EPR Properties, Series F...........................      6.63%         (a)            2,139,800
          75,872  Taubman Centers, Inc., Series J (c)................      6.50%         (a)            1,965,844
          85,000  Taubman Centers, Inc., Series K....................      6.25%         (a)            2,236,562
         250,000  VEREIT, Inc., Series F (c).........................      6.70%         (a)            6,705,000
                                                                                                   --------------
                                                                                                       20,901,206
                                                                                                   --------------
                  Food Products - 3.1%
         874,388  CHS, Inc., Series 2 (c) (d)........................      7.10%         (a)           25,881,885
         582,059  CHS, Inc., Series 3 (c) (d)........................      6.75%         (a)           16,355,858
         114,692  CHS, Inc., Series 4 (c)............................      7.50%         (a)            3,354,741
                                                                                                   --------------
                                                                                                       45,592,484
                                                                                                   --------------
                  Insurance - 5.8%
         182,995  Amtrust Financial Services, Inc. (c)...............      7.25%       06/15/55         4,717,611
         204,030  Amtrust Financial Services, Inc. (c)...............      7.50%       09/15/55         5,443,520
         100,000  Amtrust Financial Services, Inc., Series F.........      6.95%         (a)            2,525,000
          75,500  Aspen Insurance Holdings Ltd.......................      5.63%         (a)            1,930,535
         220,087  Aspen Insurance Holdings Ltd. (c) (d)..............      5.95%         (a)            6,263,676
         203,483  Aspen Insurance Holdings Ltd. (c)..................      7.25%         (a)            5,249,861
         379,000  Berkley (WR) Corp. (c).............................      5.75%       06/01/56         9,755,460
             403  Endurance Specialty Holdings Ltd., Series C........      6.35%         (a)               10,736
         158,193  Global Indemnity PLC (c)...........................      7.75%       08/15/45         4,026,012
          17,485  National General Holdings Corp.....................      7.63%       09/15/55           450,239
          47,000  National General Holdings Corp., Series C..........      7.50%         (a)            1,205,080
         107,835  PartnerRe Ltd., Series G (c).......................      6.50%         (a)            3,070,062
           7,456  PartnerRe Ltd., Series H...........................      7.25%         (a)              222,189
         225,000  Phoenix Companies, Inc.............................      7.45%       01/15/32         4,282,043
         973,973  Reinsurance Group of America, Inc. (c) (d).........      5.75%       06/15/56        27,933,546
         299,810  Torchmark Corp. (c)................................      6.13%       06/15/56         8,103,864
                                                                                                   --------------
                                                                                                       85,189,434
                                                                                                   --------------
                  Internet Software & Services - 0.3%
         182,463  eBay, Inc..........................................      6.00%       02/01/56         4,844,393
                                                                                                   --------------
                  Multi-Utilities - 1.0%
         502,571  Integrys Holding, Inc. (c) (d).....................      6.00%       08/01/73        13,696,316
                                                                                                   --------------
                  Wireless Telecommunication Services - 0.5%
         262,545  United States Cellular Corp. (c)...................      7.25%       12/01/64         6,960,068
                                                                                                   --------------
                  TOTAL $25 PAR PREFERRED SECURITIES............................................      425,180,662
                  (Cost $405,082,962)                                                              --------------

$50 PAR PREFERRED SECURITIES - 0.1%
                  Consumer Finance - 0.1%
          38,765  SLM Corp., Series A (c)............................      6.97%         (a)            1,948,329
                  (Cost $1,903,672)                                                                --------------

$100 PAR PREFERRED SECURITIES - 4.1%
                  Banks - 3.6%
          80,000  Agribank FCB (d) (e)...............................      6.88%         (a)            8,610,000
         179,000  CoBank ACB, Series F (c) (d).......................      6.25%         (a)           19,169,790


                        See Notes to Financial Statements                 Page 7

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

                                                                           STATED       STATED
     SHARES                           DESCRIPTION                           RATE       MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
$100 PAR PREFERRED SECURITIES (Continued)
                  Banks (Continued)
          82,220  CoBank ACB, Series G (c)...........................      6.13%         (a)       $    8,283,665
          54,250  Cobank ACB, Series H (c) (d).......................      6.20%         (a)            5,701,339
         100,000  Farm Credit Bank Of Texas (c) (d) (e)..............      6.75%         (a)           10,828,130
                                                                                                   --------------
                                                                                                       52,592,924
                                                                                                   --------------
                  Consumer Finance - 0.5%
         140,000  SLM Corp., Series B (b)............................      2.55%         (a)            6,925,632
                                                                                                   --------------
                  TOTAL $100 PAR PREFERRED SECURITIES...........................................       59,518,556
                  (Cost $55,867,346)                                                               --------------

$1,000 PAR PREFERRED SECURITIES - 6.3%
                  Banks - 4.4%
          12,000  AgStar Financial Services ACA (c) (d) (e) (f)......      6.75%         (a)           12,730,500
          25,859  Farm Credit Bank Of Texas, Series 1 (c) (e)........     10.00%         (a)           31,612,627
          15,364  Sovereign Real Estate Investment Trust (e) (f).....     12.00%         (a)           19,742,740
                                                                                                   --------------
                                                                                                       64,085,867
                                                                                                   --------------
                  Diversified Financial Services - 0.3%
           4,000  Pitney Bowes International Holdings, Inc.,
                     Series F (e) (f)................................      6.13%         (a)            4,011,250
                                                                                                   --------------
                  Diversified Telecommunication Services - 1.3%
          16,000  Centaur Funding Corp. (e) (f)......................      9.08%       04/21/20        18,960,000
                                                                                                   --------------
                  Insurance - 0.3%
           5,000  XLIT Ltd., Series D (b)............................      4.00%         (a)            3,962,500
                                                                                                   --------------
                  TOTAL $1,000 PAR PREFERRED SECURITIES.........................................       91,019,617
                  (Cost $92,811,500)                                                               --------------

$1,000,000 PAR PREFERRED SECURITIES - 1.1%
                  Banks - 1.1%
              12  FT Real Estate Securities Co., Inc. (e) (f) (g)....       9.50%        (a)           15,800,486
                  (Cost $15,990,000)                                                               --------------



                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES - 100.6%
                  Banks - 43.7%
$     16,000,000  Australia & New Zealand Banking Group
                     Ltd. (c) (d) (h) (i)............................      6.75%         (a)           17,592,672
      33,200,000  Banco Bilbao Vizcaya Argentaria S.A. (c) (d) (i)...      9.00%         (a)           34,590,250
      18,000,000  Banco do Brasil S.A. (d) (h) (i)...................      9.00%         (a)           16,758,000
      17,800,000  Banco Mercantil Del Norte S.A. (d) (h) (i).........      5.75%       10/04/31        17,243,750
      18,000,000  Bank of America Corp., Series DD (c) (d)...........      6.30%         (a)           19,685,700
      23,867,000  Bank of America Corp., Series Z (c) (d)............      6.50%         (a)           25,925,529
          40,000  Barclays Bank PLC (h)..............................     10.18%       06/12/21            50,626
      12,500,000  Barclays PLC (c) (d) (i)...........................      8.25%         (a)           12,692,187
      20,500,000  BNP Paribas S.A. (c) (d) (h) (i)...................      7.63%         (a)           21,473,750
       7,500,000  BPCE S.A. (c) (d) (h)..............................     12.50%         (a)            9,493,650
         800,000  Citigroup, Inc., Series E (d) (e)..................      8.40%         (a)              881,000
      25,000,000  Citigroup, Inc., Series R (c) (d)..................      6.13%         (a)           26,166,250


Page 8                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES (Continued)
                  Banks (Continued)
$      9,000,000  Citigroup, Inc., Series T (c) (d)..................      6.25%         (a)       $    9,701,100
       7,500,000  Citizens Financial Group, Inc. (c) (d).............      5.50%         (a)            7,406,250
      25,000,000  CoBank ACB, Series I (c) (d).......................      6.25%         (a)           27,070,825
       4,000,000  Commerzbank AG (c).................................      8.13%       09/19/23         4,613,400
      32,104,000  Cooperatieve Rabobank UA (c) (d) (h)...............     11.00%         (a)           38,802,500
      32,500,000  Credit Agricole S.A. (c) (d) (h) (i)...............      8.13%         (a)           34,999,900
       5,975,000  Credit Agricole S.A. (c) (d).......................      8.38%         (a)            6,756,410
      10,000,000  Credit Agricole S.A. (c) (d) (h)...................      8.38%         (a)           11,307,800
      25,000,000  Dresdner Funding Trust I (c) (h)...................      8.15%       06/30/31        29,781,250
       5,214,000  HSBC Capital Funding (Dollar 1) L.P. (c) (d).......     10.18%         (a)            7,886,175
      15,000,000  Intesa Sanpaolo S.p.A. (c) (d) (h) (i).............      7.70%         (a)           13,762,500
      20,000,000  JPMorgan Chase & Co., Series S (c) (d).............      6.75%         (a)           22,225,000
       5,500,000  KeyCorp, Series D (d)..............................      5.00%         (a)            5,413,375
      14,150,000  Lloyds Bank PLC (c) (d)............................     12.00%         (a)           19,332,437
      14,000,000  Lloyds Bank PLC (c) (d) (h)........................     12.00%         (a)           19,127,500
       7,248,000  Macquarie Bank Ltd. (c) (d) (i)....................     10.25%       06/20/57         7,606,414
      23,264,000  Natixis S.A. (c) (d) (h)...........................     10.00%         (a)           25,881,200
       5,575,000  Natixis S.A. (c) (d)...............................     10.00%         (a)            6,202,188
      11,290,000  NIBC Bank N.V. (c).................................      7.63%         (a)           11,488,365
      10,000,000  Royal Bank Of Scotland Group PLC (c) (d)...........      7.65%         (a)           11,875,000
      10,000,000  Royal Bank Of Scotland Group PLC (c) (d) (i).......      8.00%         (a)            9,525,000
      25,000,000  Royal Bank of Scotland Group PLC (c) (d) (i).......      8.63%         (a)           24,937,500
      24,600,000  Societe Generale S.A. (c) (d) (h) (i)..............      7.38%         (a)           24,452,400
       9,500,000  Societe Generale S.A. (c) (d) (i)..................      8.25%         (a)            9,796,875
       9,400,000  Standard Chartered PLC (d) (h) (i).................      7.50%         (a)            9,488,125
      21,500,000  Wells Fargo & Co., Series K (c) (d)................      7.98%         (a)           22,440,625
      12,670,000  Zions Bancorporation, Series J (c) (d).............      7.20%         (a)           13,572,737
                                                                                                   --------------
                                                                                                      638,006,215
                                                                                                   --------------
                  Capital Markets - 2.2%
       5,000,000  Aberdeen Asset Management PLC (c)..................      7.00%         (a)            5,187,730
       4,150,000  Charles Schwab Corp. (c) (d).......................      7.00%         (a)            4,871,062
       4,500,000  Credit Suisse Group AG (d) (h) (i).................      7.50%         (a)            4,668,750
       2,500,000  Goldman Sachs Group, Inc., Series L (d)............      5.70%         (a)            2,534,375
      15,000,000  UBS Group AG (c) (d) (i)...........................      7.13%         (a)           15,393,750
                                                                                                   --------------
                                                                                                       32,655,667
                                                                                                   --------------
                  Diversified Financial Services - 1.0%
      18,418,000  Glen Meadow Pass-Through Trust (c) (d) (h).........      6.51%       02/12/67        14,550,220
                                                                                                   --------------
                  Diversified Telecommunication Services - 2.1%
       1,000,000  Koninklijke KPN N.V. (c) (d).......................      7.00%       03/28/73         1,095,250
      27,150,000  Koninklijke KPN N.V. (c) (d) (h)...................      7.00%       03/28/73        29,736,038
                                                                                                   --------------
                                                                                                       30,831,288
                                                                                                   --------------
                  Electric Utilities - 7.5%
      36,500,000  Emera, Inc., Series 16-A (c) (d)...................      6.75%       06/15/76        40,406,157
      34,750,000  Enel S.p.A. (c) (d) (h)............................      8.75%       09/24/73        40,640,125
       3,000,000  Nextera Energy Capital Holdings, Inc.,
                     Series D (c) (d)................................      7.30%       09/01/67         3,022,500
      22,900,000  PPL Capital Funding, Inc., Series A (c) (d)........      6.70%       03/30/67        20,548,308
       4,179,000  Southern California Edison Co., Series E (c) (d)...      6.25%         (a)            4,675,256
                                                                                                   --------------
                                                                                                      109,292,346
                                                                                                   --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES (Continued)
                  Energy Equipment & Services - 2.0%
$      2,500,000  Enterprise Products Operating LLC, Series A (b)....      4.59%       08/01/66    $    2,381,250
      24,800,000  Transcanda Trust, Series 16-A (c) (d)..............      5.88%       08/15/76        26,598,000
                                                                                                   --------------
                                                                                                       28,979,250
                                                                                                   --------------
                  Food Products - 4.1%
       9,000,000  Dairy Farmers of America (c) (e) (f)...............      7.13%         (a)            9,405,000
      13,211,000  Land O'Lakes Capital Trust I (c) (h)...............      7.45%       03/15/28        15,192,650
      23,000,000  Land O'Lakes, Inc. (c) (e) (f).....................      8.00%         (a)           24,380,000
      10,000,000  Land O'Lakes, Inc. (c) (e) (f).....................      8.00%         (a)           10,600,000
                                                                                                   --------------
                                                                                                       59,577,650
                                                                                                   --------------
                  Independent Power and Renewable Electricity
                     Producers - 1.6%
      12,150,000  AES Gener S.A. (d).................................      8.38%       12/18/73        12,939,750
       9,850,000  AES Gener S.A. (d) (h).............................      8.38%       12/18/73        10,490,250
                                                                                                   --------------
                                                                                                       23,430,000
                                                                                                   --------------
                  Industrial Conglomerates - 0.7%
      10,000,000  General Electric Co., Series D (c) (d).............      5.00%         (a)           10,606,500
                                                                                                   --------------
                  Insurance - 31.8%
       2,500,000  Aegon N.V. (b).....................................      1.68%         (a)            1,717,755
       9,600,000  AG Insurance S.A. N.V. (c) (d).....................      6.75%         (a)           10,224,000
      25,320,000  American International Group, Inc. (c) (d).........      8.18%       05/15/58        33,976,832
      40,000,000  Aquarius + Investments PLC for Swiss Reinsurance
                     Co., Ltd. (c) (d)...............................      8.25%         (a)           43,070,880
      30,000,000  Assured Guaranty Municipal Holdings, Inc. (d) (h)..      6.40%       12/15/66        24,720,000
      16,000,000  Aviva PLC (c)......................................      8.25%         (a)           16,948,640
      32,000,000  Catlin Insurance Co., Ltd. (c) (d) (h).............      7.25%         (a)           25,840,000
       2,050,000  Cloverie PLC for Zurich Insurance Co., Ltd. (d)....      8.25%         (a)            2,193,160
      10,600,000  CNP Assurances (c) (d).............................      6.88%         (a)           11,415,331
      10,600,000  CNP Assurances (c) (d).............................      7.50%         (a)           11,365,066
      12,500,000  Dai-Ichi Life Insurance Co., Ltd.
                     (The) (c) (d) (h)...............................      7.25%         (a)           14,812,437
      27,375,000  Friends Life Holdings PLC (c) (d)..................      7.88%         (a)           29,603,325
      25,616,000  La Mondiale SAM (c) (d)............................      7.63%         (a)           27,569,220
      14,000,000  Liberty Mutual Group, Inc. (c) (d) (h).............      7.00%       03/15/37        12,215,000
      16,210,000  Liberty Mutual Group, Inc. (c) (h).................      7.80%       03/15/37        19,087,275
       2,000,000  Liberty Mutual Group, Inc. (c) (d).................     10.75%       06/15/58         3,030,000
      15,000,000  Metlife Capital Trust X (c) (h)....................      9.25%       04/08/38        21,885,000
      17,180,000  Metlife, Inc. (c)..................................     10.75%       08/01/39        28,132,250
      20,000,000  Mitsui Sumitomo Insurance Co., Ltd. (c) (d) (h)....      7.00%       03/15/72        23,950,000
       3,000,000  Nationwide Financial Services Capital
                     Trust (c) (e)...................................      7.90%       03/01/37         3,446,223
      19,700,000  Nationwide Financial Services, Inc. (c)............      6.75%       05/15/37        20,783,500
      22,000,000  QBE Capital Funding III Ltd. (c) (d) (h)...........      7.25%       05/24/41        24,860,000
      20,250,000  QBE Insurance Group Ltd. (c) (d)...................      6.75%       12/02/44        22,163,625
      25,000,000  Sirius International Group Ltd. (d) (e) (f)........      7.51%         (a)           25,218,750
       6,800,000  Stancorp Financial Group, Inc. (c) (d).............      6.90%       06/01/67         5,525,000
                                                                                                   --------------
                                                                                                      463,753,269
                                                                                                   --------------
                  Metals & Mining - 1.2%
      15,000,000  BHP Billiton Finance USA Ltd. (c) (d) (h)..........      6.75%       10/19/75        17,025,000
                                                                                                   --------------
                  Oil, Gas & Consumable Fuels - 2.0%
      15,000,000  Enbridge Energy Partners L.P. (c) (d)..............      8.05%       10/01/37        13,671,750
      15,000,000  Enterprise Products Operating LLC,
                     Series B (c) (d)................................      7.03%       01/15/68        15,836,250
                                                                                                   --------------
                                                                                                       29,508,000
                                                                                                   --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES (Continued)
                  Transportation Infrastructure - 0.7%
$     10,000,000  AerCap Global Aviation Trust (c) (d) (h)...........      6.50%       06/15/45    $   10,350,000
                                                                                                   --------------
                  TOTAL CAPITAL PREFERRED SECURITIES............................................    1,468,565,405
                  (Cost $1,462,074,011)                                                            --------------

                  TOTAL INVESTMENTS - 141.3%....................................................   $2,062,033,055
                  (Cost $2,033,729,491) (j)

                  OUTSTANDING LOAN - (44.2%)....................................................     (645,000,000)
                  NET OTHER ASSETS AND LIABILITIES - 2.9%.......................................       42,895,672
                                                                                                   --------------
                  NET ASSETS - 100.0%...........................................................   $1,459,928,727
                                                                                                   ==============


-----------------------------

(a)   Perpetual maturity.

(b) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2016.

(c) All or a portion of this security serves as collateral on the outstanding loan.

(d) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2016. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors, LLC (the "Sub-Advisor").

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2016, securities noted as such are valued at $15,800,486 or 1.1% of net assets.

(h) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2016, securities noted as such amounted to $600,238,368 or 41.1% of net assets.

(i) This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2016, securities noted as such amounted to $274,981,823 or 13.1% of managed assets. Of these securities, 12.4% of these securities originated in emerging markets and 87.6% originated in foreign markets.

(j) Aggregate cost for federal income tax purposes is $2,031,688,655. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $72,769,309 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $42,424,909.

INTEREST RATE SWAP AGREEMENTS:

   COUNTERPARTY        FLOATING RATE(1)    EXPIRATION DATE    NOTIONAL AMOUNT    FIXED RATE(1)       VALUE
--------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia    1 month LIBOR           1/23/25         $ 165,000,000        1.786%        $ (4,915,086)
                                                               -------------                      ------------

(1) The Fund pays the fixed rate and receives the floating rate. The floating rate on October 31, 2016 was 0.524%.


                        See Notes to Financial Statements                Page 11

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2016          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
$25 Par Preferred Securities:
   Insurance......................................   $    85,189,434   $    80,907,391   $     4,282,043   $            --
   Multi-Utilities................................        13,696,316                --        13,696,316                --
   Other industry categories*.....................       326,294,912       326,294,912                --                --
$50 Par Preferred Securities*.....................         1,948,329         1,948,329                --                --
$100 Par Preferred Securities:
   Banks..........................................        52,592,924                --        52,592,924                --
   Consumer Finance...............................         6,925,632         6,925,632                --                --
$1,000 Par Preferred Securities*..................        91,019,617                --        91,019,617                --
$1,000,000 Par Preferred Securities*..............        15,800,486                --                --        15,800,486
Capital Preferred Securities*.....................     1,468,565,405                --     1,468,565,405                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments.................................   $ 2,062,033,055   $   416,076,264   $ 1,630,156,305   $    15,800,486
                                                     ===============   ===============   ===============   ===============


                                                    LIABILITIES TABLE
                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2016          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
Interest Rate Swaps**.............................   $    (4,915,086)  $            --   $    (4,915,086)  $            --
                                                     ===============   ===============   ===============   ===============

*  See Portfolio of Investments for industry breakout.
** See Interest Rate Swap Agreements for contract detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2016.

Level 3 Par preferred securities are valued using broker quotes. These values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of the Fund's investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2015
   $1,000,000 Par Preferred Securities               $            --
Net Realized Gain (Loss)                                          --
Net Change in Unrealized Appreciation/Depreciation                --
Purchases:
   $1,000,000 Par Preferred Securities                    15,800,486
Sales                                                             --
Transfers In                                                      --
Transfers Out                                                     --
ENDING BALANCE AT OCTOBER 31, 2016
   $1,000,000 Par Preferred Securities                    15,800,486
                                                     ---------------
Total Level 3 holdings                               $    15,800,486
                                                     ===============



Page 12                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value
   (Cost $2,033,729,491)........................................................................      $  2,062,033,055
Cash............................................................................................             9,465,911
Cash segregated as collateral for open swap contracts...........................................            11,391,646
Receivables:
   Interest.....................................................................................            23,939,850
   Investment securities sold...................................................................            17,710,611
   Dividends....................................................................................             1,156,564
   Tax reclaims.................................................................................               323,106
Other assets....................................................................................                33,758
                                                                                                      ----------------
   Total Assets.................................................................................         2,126,054,501
                                                                                                      ----------------

LIABILITIES:
Outstanding loan................................................................................           645,000,000
Swap contracts, at value........................................................................             4,915,086
Payables:
   Investment securities purchased..............................................................            13,701,039
   Investment advisory fees.....................................................................             1,508,355
   Interest and fees due on loan................................................................               733,693
   Administrative fees..........................................................................                79,637
   Printing fees................................................................................                66,252
   Legal fees...................................................................................                47,679
   Custodian fees...............................................................................                37,055
   Audit and tax fees...........................................................................                33,200
   Transfer agent fees..........................................................................                 1,507
   Trustees' fees and expenses..................................................................                 1,475
   Financial reporting fees.....................................................................                   771
Other liabilities...............................................................................                    25
                                                                                                      ----------------
   Total Liabilities............................................................................           666,125,774
                                                                                                      ----------------
NET ASSETS......................................................................................      $  1,459,928,727
                                                                                                      ================

NET ASSETS CONSIST OF:
Paid-in capital.................................................................................      $  1,448,052,970
Par value.......................................................................................               607,660
Accumulated net investment income (loss)........................................................             8,338,470
Accumulated net realized gain (loss) on investments, futures and swap contracts.................           (20,458,851)
Net unrealized appreciation (depreciation) on investments and swap contracts....................            23,388,478
                                                                                                      ----------------
NET ASSETS......................................................................................      $  1,459,928,727
                                                                                                      ================
NET ASSET VALUE, per share......................................................................      $          24.03
                                                                                                      ================
Number of Common Shares outstanding (unlimited number of Common Shares
   has been authorized).........................................................................            60,765,997
                                                                                                      ================


                        See Notes to Financial Statements                Page 13

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Interest........................................................................................      $    102,365,904
Dividends.......................................................................................            41,642,113
Other...........................................................................................                22,480
                                                                                                      ----------------
   Total investment income......................................................................           144,030,497
                                                                                                      ----------------

EXPENSES:
Investment advisory fees........................................................................            17,336,811
Interest and fees on loan.......................................................................             7,552,514
Administrative fees.............................................................................               676,103
Excise tax expense..............................................................................               257,333
Printing fees...................................................................................               218,393
Custodian fees..................................................................................               177,674
Legal fees......................................................................................                90,176
Listing expense.................................................................................                53,489
Audit and tax fees..............................................................................                34,351
Trustees' fees and expenses.....................................................................                21,922
Transfer agent fees.............................................................................                20,976
Financial reporting fees........................................................................                 9,250
Other...........................................................................................                52,343
                                                                                                      ----------------
   Total expenses...............................................................................            26,501,335
                                                                                                      ----------------
NET INVESTMENT INCOME (LOSS)....................................................................           117,529,162
                                                                                                      ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................................................             8,015,097
   Swap contracts...............................................................................            (2,302,666)
                                                                                                      ----------------
                                                                                                             5,712,431
                                                                                                      ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................................................................            21,132,604
   Swap contracts...............................................................................            (5,819,259)
                                                                                                      ----------------
Net change in unrealized appreciation (depreciation)............................................            15,313,345
                                                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................            21,025,776
                                                                                                      ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................      $    138,554,938
                                                                                                      ================



Page 14                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FOR THE            FOR THE
                                                                                          YEAR               YEAR
                                                                                         ENDED              ENDED
                                                                                       10/31/2016         10/31/2015
                                                                                     --------------     --------------
OPERATIONS:
Net investment income (loss)......................................................   $  117,529,162     $  118,894,137
Net realized gain (loss)..........................................................        5,712,431        (13,571,457)
Net change in unrealized appreciation (depreciation)..............................       15,313,345        (21,627,325)
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from operations...................      138,554,938         83,695,355
                                                                                     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................     (118,413,319)      (127,934,078)
                                                                                     --------------     --------------
Total distributions to shareholders...............................................     (118,413,319)      (127,934,078)
                                                                                     --------------     --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from Common Shares reinvested............................................        1,426,562                 --
Offering costs....................................................................               --            109,603
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from shareholder transactions.....        1,426,562            109,603
                                                                                     --------------     --------------
Total increase (decrease) in net assets...........................................       21,568,181        (44,129,120)

NET ASSETS:
Beginning of period...............................................................    1,438,360,546      1,482,489,666
                                                                                     --------------     --------------
End of period.....................................................................   $1,459,928,727     $1,438,360,546
                                                                                     ==============     ==============
Accumulated net investment income (loss) at end of year...........................   $    8,338,470     $    6,710,552
                                                                                     ==============     ==============
CHANGES IN SHARES OUTSTANDING:
Common Shares outstanding, beginning of period....................................       60,704,189         60,704,189
Common Shares issued as reinvestment under the Dividend Reinvestment Plan.........           61,808                 --
                                                                                     --------------     --------------
Common Shares outstanding, end of period..........................................       60,765,997         60,704,189
                                                                                     ==============     ==============


                        See Notes to Financial Statements                Page 15

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations...................   $  138,554,938
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
     Purchases of investments.....................................................     (987,355,451)
     Sales, maturities and paydowns of investments................................      979,325,086
     Return of capital received from investment in REIT's.........................          340,277
     Net amortization/accretion of premium/discount on investments................          990,225
     Net realized gain/loss on investments........................................       (8,015,097)
     Net change in unrealized appreciation/depreciation on investments............      (21,132,604)
     Net change in unrealized appreciation/depreciation on swap contracts.........        5,819,259
     Increase in cash segregated as collateral for open swap contracts............       (5,197,148)
Changes in assets and liabilities:
     Decrease in interest receivable..............................................        1,523,644
     Decrease in dividends receivable.............................................        1,048,435
     Decrease in prepaid expenses.................................................           27,306
     Increase in other assets.....................................................          (17,009)
     Increase in tax reclaim......................................................          (61,262)
     Increase in interest and fees on loan payable................................          190,116
     Increase in investment advisory fees payable.................................           14,513
     Increase in legal fees payable...............................................           43,012
     Decrease in printing fees payable............................................             (980)
     Decrease in administrative fees payable......................................         (265,707)
     Decrease in custodian fees payable...........................................          (61,167)
     Increase in transfer agent fees payable......................................                3
     Decrease in Trustees' fees and expenses payable..............................           (1,228)
     Increase in other liabilities payable........................................               25
                                                                                     --------------
CASH PROVIDED BY OPERATING ACTIVITIES.............................................                      $  105,769,186
                                                                                                        --------------

Cash flows from financing activities:
     Proceeds of Common Shares reinvested.........................................        1,426,562
     Distributions to Common Shareholders from net investment income..............     (118,413,319)
     Proceeds from borrowings.....................................................       49,000,000
     Repayment of borrowings......................................................      (49,000,000)
                                                                                     --------------
CASH USED BY FINANCING ACTIVITIES.................................................                        (116,986,757)
                                                                                                        --------------
Decrease in cash..................................................................                         (11,217,571)
Cash at beginning of period.......................................................                          20,683,482
                                                                                                        --------------
Cash at end of period.............................................................                      $    9,465,911
                                                                                                        ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.................................                      $    7,296,903
                                                                                                        ==============


Page 16                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                     FOR THE PERIOD
                                                              YEAR ENDED OCTOBER 31,                 5/23/2013 (a)
                                                  -----------------------------------------------       THROUGH
                                                      2016             2015             2014          10/31/2013
                                                  -------------    -------------    -------------    -------------
Net asset value, beginning of period............   $     23.69      $     24.42      $     23.51      $     23.88 (b)
                                                   -----------      -----------      -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................          1.94             1.96             1.85             0.70
Net realized and unrealized gain (loss).........          0.35            (0.58)            0.97            (0.64)
                                                   -----------      -----------      -----------      -----------
Total from investment operations................          2.29             1.38             2.82             0.06
                                                   -----------      -----------      -----------      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................         (1.95)           (2.11)           (1.91)           (0.46)
                                                   -----------      -----------      -----------      -----------
Common Shares offering costs charged to
   paid-in capital..............................            --             0.00 (c)           --            (0.03)
                                                   -----------      -----------      -----------      -----------
Capital reduction resulting from issuance of
   common shares................................            --               --               --             0.06
                                                   -----------      -----------      -----------      -----------
Net asset value, end of period..................   $     24.03      $     23.69      $     24.42      $     23.51
                                                   ===========      ===========      ===========      ===========
Market value, end of period.....................   $     22.66      $     21.95      $     21.94      $     21.01
                                                   ===========      ===========      ===========      ===========
TOTAL RETURN BASED ON NET ASSET VALUE (d).......         10.68%            6.68%           13.37%            0.60%
                                                   ===========      ===========      ===========      ===========
TOTAL RETURN BASED ON MARKET VALUE (d)..........         12.65%           10.02%           13.98%          (14.13)%
                                                   ===========      ===========      ===========      ===========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $ 1,459,929      $ 1,438,361      $ 1,482,490      $ 1,427,164
Ratio of total expenses to average net assets...          1.88%            1.76%            1.69%            1.53% (e)
Ratio of net expenses to average net assets
   excluding interest expense...................          1.34%            1.34%            1.33%            1.24% (e)
Ratio of net investment income (loss) to average
   net assets...................................          8.34%            8.15%            7.66%            7.01% (e)
Portfolio turnover rate.........................            50%              48%              62%              11%
INDEBTEDNESS:
Total loan outstanding (in 000's)...............   $   645,000      $   645,000      $   665,000      $   584,000
Asset coverage per $1,000 of indebtedness (f)...   $     3,263      $     3,230      $     3,229      $     3,444

-----------------------------

(a) The Fund was seeded on April 16, 2013 and commenced operations on May 23, 2013.

(b) Beginning net asset value is net of sales load of $1.125 per share from the initial offering.

(c)   Amount represents less than $0.01 per share.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions., if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Shares price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(e)   Annualized.

(f) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan balance in 000's.


                        See Notes to Financial Statements                Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2016


                                1. ORGANIZATION

First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a non-diversified closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Fund trades under the ticker symbol "FPF" on the New York Stock Exchange ("NYSE").

The primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services - Investment Companies." Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid and any borrowings of the Fund), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2016


      Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2016


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2016, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                         PAR                                                 % OF
                                      ACQUISITION      AMOUNT/      CURRENT       CARRYING                   NET
SECURITY                                 DATE          SHARES        PRICE          COST         VALUE      ASSETS
----------------------------------  ---------------  -----------  ------------  ------------  ------------  ------
AgStar Financial Services ACA,
   6.75%                            5/29/13-7/31/15       12,000  $   1,060.88  $ 12,105,000  $ 12,730,500    0.87%
Centaur Funding Corp., 9.08%,
   04/21/20                         5/29/13-5/31/13       16,000      1,185.00    20,528,750    18,960,000    1.30
FT Real Estate Securities Co.,
   Inc., 9.50%                          6/15/16               12  1,316,707.20    15,990,000    15,800,486    1.08
Pitney Bowes International
   Holdings, Inc., Series F, 6.13%      6/27/13            4,000      1,002.81     3,935,000     4,011,250    0.27
Sovereign Real Estate Investment
   Trust, 12.00%                    6/11/13-3/22/16       15,364      1,285.00    20,231,885    19,742,740    1.35
Dairy Farmers of America, 7.13%         9/15/16      $ 9,000,000        104.50     9,000,000     9,405,000    0.64
Land O'Lakes, Inc., 8.00%           7/09/15-3/18/16  $23,000,000        106.00    23,032,500    24,380,000    1.67
Land O'Lakes, Inc;, 8.00%               4/11/16      $10,000,000        106.00    10,000,000    10,600,000    0.73
Sirius International Group Ltd.,
   7.51%                            8/06/14-4/24/15  $25,000,000        100.88    26,480,164    25,218,750    1.73
                                                                                ----------------------------------
                                                                                $141,303,299  $140,848,726    9.64%
                                                                                ==================================

D. SWAP AGREEMENTS

The Fund may enter into interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties ("Counterparties") on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Payments received or made by the Fund for interest rate swaps are recorded in the Statement of Operations as "Net realized gain (loss) on swap contracts." When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2016


Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund's maximum equity price risk to meet its future payments under swap agreements outstanding at October 31, 2016 is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in "Swap contracts, at value" on the Statement of Assets and Liabilities.

The Fund held interest rate swap agreements at October 31, 2016. An interest rate swap agreement involves the Fund's agreement to exchange a stream of interest payments for another party's stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Cash segregated as collateral for open swap contracts in the amount of $11,391,646 is shown on the Statement of Assets and Liabilities.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Permanent differences incurred during the year ended October 31, 2016, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $2,512,075, a decrease in accumulated net realized gain (loss) on investments of $2,254,742, and a decrease to paid-in capital of $257,333. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal periods ended October 31, 2016 and 2015, was as follows:

Distributions paid from:                            2016              2015
Ordinary income..............................  $   118,413,319   $  127,934,078

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income................  $     4,048,023
Undistributed capital gains..................               --
                                               ---------------
Total undistributed earnings.................        4,048,023
Accumulated capital and other losses.........      (18,255,523)
Net unrealized appreciation (depreciation)...       25,475,597
                                               ---------------
Total accumulated earnings (losses)..........       11,268,097
Other........................................               --
Paid-in capital..............................    1,448,660,630
                                               ---------------
Net Assets...................................  $ 1,459,928,727
                                               ===============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had capital loss carryforwards for federal income tax purposes of $18,255,523.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2016


The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

H. ORGANIZATION AND OFFERING COSTS

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses. The Fund's Common Share offering costs of $1,704,000 were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended October 31, 2013. During the fiscal year ended October 31, 2015, it was determined that actual offering costs were less than the estimated offering costs by $109,603. Therefore, paid-in-capital was increased by that amount in the current fiscal year, as reflected in the offering costs line item on the Statement of Changes in Net Assets.

I. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of average daily net assets that is paid by First Trust out of its investment advisory fee.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

Computershare, Inc. serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare, Inc. is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each Fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                                OCTOBER 31, 2016


                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments for the Fund, were $992,715,263 and $992,637,424, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at October 31, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                                      ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                                          -----------------------------------------   --------------------------------------
    DERIVATIVE              RISK            STATEMENT OF ASSETS AND                   STATEMENT OF ASSETS AND
   INSTRUMENTS            EXPOSURE           LIABILITIES LOCATION          VALUE        LIABILITIES LOCATION        VALUE
------------------   ------------------   ---------------------------   -----------   ------------------------   -----------
Interest Rate Swap
   Agreement         Interest Rate Risk   Swap Contracts, at Value      $        --   Swap Contracts, at Value   $ 4,915,086

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2016, on derivative instruments as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
------------------------------------------------------------------------------------------
INTEREST RATE RISK
Net realized gain (loss) on swaps contracts.................................. $ (2,302,666)
Net change in unrealized appreciation (depreciation) on swaps contracts......   (5,819,259)

The average volume of interest rates swaps held was $165,000,000 for the fiscal year ended October 31, 2016.

The Fund does not have the right to offset financial assets and financial liabilities related to swap contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund entered into a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 75 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.15% on the undrawn amount of such facility on any date that the loan balance is less than 50% of the total commitment amount. The average amount outstanding between November 1, 2015 and October 31, 2016, was $630,898,907 with a weighted average interest rate of 1.19%. As of October 31, 2016, the Fund had outstanding borrowings of $645,000,000 under this committed facility agreement. The high and low annual interest rates for the year ended October 31, 2016, were 1.30% and 0.90%, respectively. The interest rate at October 31, 2016, was 1.28%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 21, 2016, the Fund declared a distribution of $0.1625 per share to Common Shareholders of record on December 5, 2016, payable December 12, 2016.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Intermediate Duration Preferred & Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Intermediate Duration Preferred & Income Fund as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2016

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2016 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.


      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 30170, College Station, TX 77842-3170.


--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2016 (UNAUDITED)


                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Intermediate Duration Preferred & Income Fund was held on April 22, 2016 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Intermediate Duration Preferred & Income Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 50,947,217, the number of votes against Mr. Bowen was 900,637, and the number of broker non-votes was 8,856,335. The number of votes cast in favor of Mr. Nielson was 50,924,726, the number of votes against Mr. Nielson was 923,128, and the number of broker non-votes was 8,856,335. Richard
E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 26, 2016, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2016, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

                         Dividends Received Deduction
                         -----------------------------
                                    28.97%

For the taxable year ended October 31, 2016, the following percentage of income dividends paid by the Fund is hereby designated as qualified divided income:

                           Qualified Dividend Income
                         -----------------------------
                                    59.58%


                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund utilizes leverage, which magnifies investment risk.

PREFERRED/HYBRID PREFERRED AND DEBT SECURITIES RISK: Preferred/hybrid preferred and debt securities in which the Fund invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk, as described below. In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

CREDIT AND BELOW INVESTMENT GRADE SECURITIES RISK: The Fund is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests in below investment grade securities, which involve greater risks than investment grade securities, including the possibility of dividend or interest deferral, default or bankruptcy.

LEVERAGE RISK: The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2016 (UNAUDITED)


including the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares of the fund that the fund may pay will reduce the return to the holders of common shares or will result in fluctuations in the dividends paid on the common shares. There is no assurance that a leveraging strategy will be successful. Although the fund seeks to maintain a duration, under normal market circumstances, excluding the effects of leverage, of between three and eight years, if the effect of the fund's use of leverage was included in calculating duration, it could result in a longer duration for the fund.

CALL/PREPAYMENT AND REINVESTMENT RISK: If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Fund may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

DURATION RISK: The Fund seeks to maintain, under normal market conditions, a duration, excluding the effects of leverage, of between three and eight years. Various techniques may be used to shorten or lengthen the Fund's duration. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

RISKS OF CONCENTRATION IN THE FINANCIALS SECTOR: Because the Fund invests 25% or more of its managed assets in the financial sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

INTEREST RATE RISK: The Fund is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Fund invests will decline in value because of rising market interest rates.

FLOATING RATE AND FIXED-TO-FLOATING RATE SECURITIES RISK: The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

CONVERTIBLE SECURITIES/CONTINGENT CONVERTIBLE SECURITIES RISK: The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

Contingent convertible securities ("CoCos") provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high yield securities (a.k.a. "junk" bonds) and, to the extent a CoCo held by the Fund undergoes a write down, the Fund may lose some or all of its original investment in the CoCo. Performance of a CoCo issuer may, in general, be correlated with the performance of other CoCo issuers. As a result, negative information regarding one CoCo issuer may cause a decline in value of other CoCo issuers. Subordinate securities such as CoCos are more likely to experience credit loss than non subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate may take more time. As a result, any perceived decline in credit worthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.

FOREIGN (NON-U.S.) SECURITIES RISK: Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

ILLIQUID AND RESTRICTED SECURITIES RISK: The Fund may invest up to 25% of its Managed Assets in illiquid securities and may able invest, without limit, in unregistered or otherwise restricted securities. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2016 (UNAUDITED)


Generally is more volatile than that of more liquid securities, which may adversely affect the price that the fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the fund's operations require cash and could result in the fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Intermediate Duration Preferred & Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Stonebridge Advisors LLC (the "Sub-Advisor") for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub- advisory fees for the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Capital Partners, LLC ("FTCP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2016 (UNAUDITED)


The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that
(i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; (iii) only half of the peer funds employ an advisor/sub-advisor management structure and none of the peer funds employs an advisor/sub-advisor management structure with an unaffiliated sub-advisor; and (iv) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average net assets, was above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to a blended benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average for the one-year period ended December 31, 2015. The Board also noted that the Fund outperformed the blended benchmark index for the one-year period ended December 31, 2015. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund's returns. The Board also received information on the Fund's annual distribution rate as of December 31, 2015 and the Fund's average trading discount during 2015 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered the ownership interest of FTCP in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board noted that in addition to the advisory fees paid by the Fund, the Advisor is compensated for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered the Sub Advisor's expenses in providing investment services to the Fund and noted the Sub-Advisor's recent hiring of additional personnel to work on the Fund and commitment to add additional personnel if assets increase. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub Advisor. The Board also considered information provided by the Sub Advisor with respect to the profitability of the Sub Advisory Agreement to the Sub Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2016 (UNAUDITED)

                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                                                                                THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF               PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND          SERVICE (2)                 DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term   Physician; President, Wheaton Orthopedics;        137        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Fund        Limited Partnership; Member, Sportsmed
  Suite 400                       Inception         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Three-Year Term   President, ADM Investor Services, Inc.            137        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Fund                                                                     Inc., ADM
  Suite 400                       Inception                                                                      Investor Services
Wheaton, IL 60187                                                                                                International, and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Three-Year Term   President, Hibs Enterprises (Financial and        137        Director of Trust
c/o First Trust Advisors L.P.                       Management Consulting)                                       Company of
120 E. Liberty Drive,           o Since Fund                                                                     Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating             137        Director of
c/o First Trust Advisors L.P.                       Officer ( January 2015 to Present), Pelita                   Covenant
120 E. Liberty Drive,           o Since Fund        Harapan Education Foundation (Educational                    Transport Inc.
  Suite 400                       Inception         Products and Services); President and                        (May 2003 to
Wheaton, IL 60187                                   Chief Executive Officer (June 2012 to                        May 2014)
D.O.B.: 03/54                                       September 2014), Servant Interactive LLC
                                                    (Educational Products and Services); Dew
                                                    Learning LLC (Educational Products and
                                                    Services), President (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee      o Three Year Term   Chief Executive Officer, First Trust              137         None
and Chairman of the Board                           Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Fund        L.P.; Chairman of the Board of Directors,
  Suite 400                       Inception         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2019 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2016 (UNAUDITED)


     NAME, ADDRESS       POSITION AND OFFICES      TERM OF OFFICE AND                       PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH           WITH FUND            LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas           President and Chief      o Indefinite Term       Managing Director and Chief Financial Officer
120 E. Liberty Drive,    Executive Officer                                (January 2016 to Present), Controller (January
  Suite 400                                       o Since January 2016    2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                         (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                             L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                          Officer, Bondwave LLC (Software Development
                                                                          Company) (January 2016 to Present) and
                                                                          Stonebridge Advisors LLC (Investment Advisor)
                                                                          (January 2016 to Present)


Donald P. Swade          Treasurer, Chief         o Indefinite Term       Senior Vice President (July 2016 to Present),
120 E. Liberty Drive,    Financial Officer and                            Vice President (April 2012 to July 2016),
  Suite 400              Chief Accounting         o Since January 2016    First Trust Advisors L.P. and First Trust
Wheaton, IL 60187        Officer                                          Portfolios L.P., Vice President (September 2006
D.O.B.: 08/72                                                             to April 2012), Guggenheim Funds Investment
                                                                          Advisors, LLC/Claymore Securities, Inc.


W. Scott Jardine         Secretary and Chief      o Indefinite Term       General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,    Legal Officer                                    First Trust Portfolios L.P.; Secretary and
  Suite 400                                       o Since Fund            General Counsel, BondWave LLC; Secretary
Wheaton, IL 60187                                   Inception             of Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist      Vice President           o Indefinite Term       Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                     Senior Vice President (September 2005 to
  Suite 400                                       o Since Fund            July 2012), First Trust Advisors L.P. and First
Wheaton, IL 60187                                   Inception             Trust Portfolios L.P.
D.O.B: 02/70


Kristi A. Maher          Chief Compliance         o Indefinite Term       Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,    Officer and                                      L.P. and First Trust Portfolios L.P.
  Suite 400              Assistant Secretary      o Since Fund
Wheaton, IL 60187                                   Inception
D.O.B.: 12/66

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                          OCTOBER 31, 2016 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2016

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road
Suite C101
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

TRANSFER AGENT
Computershare, Inc.
P.O. Box 30170
College Station, TX 77842-3170

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees (Registrant) -- The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $28,000 for the fiscal year ended October 31, 2015 and $28,000 for the fiscal year ended October 31, 2016.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
      (a) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      Audit-Related Fees (Investment Sub-Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

(c) Tax Fees (Registrant) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2015 and $5,200 for the fiscal year ended October 31, 2016. These fees were for tax return preparation.

      Tax Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      Tax Fees (Investment Sub-Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

(d) All Other Fees (Registrant) -- The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      All Other Fees (Investment Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

      All Other Fees (Investment Sub-Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2015 and $0 for the fiscal year ended October 31, 2016.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2015 were $5,200 for the registrant, $12,500 for the registrant's investment adviser and $3,000 for the registrant's investment sub-adviser and for the registrant's fiscal year ended October 31, 2016 were $5,200 for the registrant, $13,000 for the registrant's investment adviser and $3,000 for the registrant's investment sub-adviser.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of December 14, 2016.

Stonebridge Advisors LLC is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

Scott T. Fleming, President and CIO of Stonebridge Advisors LLC Mr. Fleming leads the Investment Team at Stonebridge, and oversees and takes lead role over Investment Team decisions. Prior to founding Stonebridge, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure there, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Under his leadership, Spectrum grew to be the largest preferred securities manager in the country. As Chief Investment Officer at Spectrum, Mr. Fleming established and implemented custom investment strategies for the firm's clients. In this capacity he was instrumental in growing assets under management to over $2 billion by consistently outperforming stated benchmarks by solid margins. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received a BS in Accounting from Bentley College in Waltham, MA and his MBA in Finance from Babson College in Wellesley, MA.

Robert Wolf, Senior Vice President and Senior Portfolio Manager

Mr. Wolf is a member of the firm's Investment Committee and oversees investment strategies and portfolio management activities across funds and separately managed accounts. He analyzes both investment grade and non-investment grade securities and makes security recommendations. Mr. Wolf brings 15 years of fixed-income experience to Stonebridge in both portfolio management and credit research. Prior to joining Stonebridge in 2006, Mr. Wolf was a high-yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High-Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his B.S. degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

Danielle Salters, Portfolio Manager and Credit Analyst

Ms. Salters is a member of the firm's Investment Committee and manages investment strategies in funds and separately managed accounts. She is also a trader and makes trade recommendations for the firm. Ms. Salters has seven years of investment management experience of which six years have been focused on fixed-income. Previous functions have included fundamental credit research, relative value analysis and trading. Prior to beginning at Stonebridge, Ms. Salters was Portfolio Analyst at a boutique asset manager where she focused on high-yield credit analysis and portfolio analytics for a hedge fund and institutional client. Previously, Ms. Salters was employed by UBS Financial Services, Inc., where she worked in Taxable Fixed-Income Sales and, later, served as the Fixed-Income Specialist to a Portfolio Manager. Ms. Salters received her A.B. in economics from Duke University in 2007.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2016.

                                                                                                    # of Accounts     Total Assets
                                                                         Total                    Managed for which     for which
                                                                                                   Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts                    Based on        is Based on
          Team Member                    Type of Accounts*              Managed     Total Assets     Performance       Performance
-----------------------------    --------------------------------    -------------  ------------   ---------------    -------------
     1.  Scott T. Fleming        Registered Investment Companies           4         $1.578 Bil           0                 0
                                 Other Pooled Investment Vehicles          0             $0               0                 0
                                 Other Accounts                          3746        $1.461 Bil           0                 0

     2.  Robert Wolf             Registered Investment Companies           4         $1.578 Bil           0                 0
                                 Other Pooled Investment Vehicles          0             $0               0                 0
                                 Other Accounts                          3746        $1.461 Bil           0                 0

     3.  Danielle Salters        Registered Investment Companies           4         $1.578 Bil           0                 0
                                 Other Pooled Investment Vehicles          0             $0               0                 0
                                 Other Accounts                          3746        $1.461 Bil           0                 0


PORTFOLIO MANAGER POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

Stonebridge Advisors LLC's ("Stonebridge") Preferred Securities investment style is consistent across all of its managed accounts. Stonebridge is not aware of any material conflicts of interest between its separately managed accounts and the Fund. In the case where Stonebridge does block trades that involve the Fund and other accounts, Stonebridge follows its trade allocation policy and handles the trade in a fair and equitable manner.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2016.

Annual salary plus mid-year and year-end discretionary bonus based on firm profitability, performance of individual, fit with the team, role in firm wide performance, and work above and beyond what is expected. Stonebridge employees receive also receive medical benefits and participate in the firm's 401(k) plan.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of October 31, 2012.

                                    Dollar Range of Fund Shares
       Name                             Beneficially Owned

       Scott T. Fleming                  $100,001-500,000
       Danielle Salters, CFA                    $0
       Robert Wolf                          $1-$100,000


(B)    Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust Intermediate Duration Preferred & Income Fund
             -----------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 20, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.